SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported) October 16, 1998



                          MASON-DIXON BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)



          Maryland                     0-20516                      52-1764929
(State or other Jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                           Identification
                                                                     No.)




                    45 W. Main Street, Westminster, MD 21157
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 857-3401




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)










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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On October 16, 1998, Mason-Dixon Bancshares, Inc. announced an agreement to acquire Sterling Bancorp, a Maryland corporation and parent company to Sterling Bank and Trust Co., a Maryland commercial bank. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MASON-DIXON BANCSHARES, INC.



Date: October 16, 1998             By:  /s/ Thomas K. Ferguson
                                        -------------------------------------
                                        Thomas K. Ferguson
                                        President and Chief Executive Officer







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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
------   ----------------------

99.1     Press Release